NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL SHAREHOLDERS
MANAGEMENT SHAREHOLDINGS
ELECTION OF DIRECTORS (Proposals #1 and #2)
AUDIT COMMITTEE REPORT
CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS
EXECUTIVE COMPENSATION
AMENDMENT OF ARTICLES OF INCORPORATION
(Proposal # 3)
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT PUBLIC ACCOUNTANT
OTHER BUSINESS
SHAREHOLDER PROPOSALS
FORM 10-KSB

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement

Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to §240.14a-12.

NET4MUSIC INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NET4 MUSIC INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of Net4Music Inc. will be held on Tuesday, May 21, 2002, at 3:30 p.m. (Minneapolis time), at the 50th floor, IDS Center, 80 South 8th Street, Minneapolis, Minnesota, United States, for the following purposes:

1.	To set the number of directors at nine (9).

2.	To elect directors for the ensuing year.

3.	To amend the Company’s Articles of Incorporation to change the Company’s name to “MakeMusic! Inc.”

4.	To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

     Only shareholders of record at the close of business on March 25, 2002, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.

BY ORDER OF THE BOARD OF DIRECTORS

Philip Sean Lafleur Chief Executive Officer and Chairman of the Board

Eden Prairie, Minnesota
United States
April 12, 2002

NET4MUSIC INC.

Annual Meeting of Shareholders
May 21, 2002

PROXY STATEMENT

INTRODUCTION

     Your Proxy is solicited by the Board of Directors of Net4Music Inc. (“the Company”) for use at the Annual Meeting of Shareholders to be held on May 21, 2002, at the location and for the purposes set forth in the Notice of Meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a “non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

     The mailing address of the principal executive office of the Company is 6210 Bury Drive, Eden Prairie, Minnesota, 55346-1718, United States. The Company expects that this Proxy Statement, the related proxy and Notice of Meeting will first be mailed to shareholders on or about April 12, 2002.

OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed March 25, 2002, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on March 25, 2002, 21,675,122 shares of the Company’s Common Stock were issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.

PRINCIPAL SHAREHOLDERS

     The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding Common Stock as of March 25, 2002. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name and Address	Number of Shares		Percent
of Beneficial Owner	Beneficially Owned		of Class(1)

Viventures FCPR	3,288,341	(2)	15.2%
1, place Carpeaux
92915 La Défense
France
Benoist Grossmann	3,288,419	(3)	15.2%
1, place Carpeaux
92915 La Défense
France
Patrick Revenu	2,136,157	(4)	9.9%
24, chemin Neuf
69570 Dardilly
France
Benson K. Whitney	1,825,662	(5)	8.4%
821 Marquette Avenue
Minneapolis, MN 55402
J.M. Hixon Partners, LLC	1,742,328	(6)	8%
821 Marquette Avenue
Minneapolis, MN 55402
BGL Investment Partners S.A.	1,515,150	(7)	7%
Rue des Coquelicots, 1
L-1356 Luxembourg
Luxembourg

(1)	Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of March 25, 2002, or within sixty days of such date are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2)	Includes 227,273 shares issuable pursuant to a currently exercisable warrant.

(3)	Includes (i) 78 shares held by Viventures S.A., (ii) 3,061,068 shares held by Viventures FCPR and (iii) 227,273 shares issuable pursuant to a currently exercisable warrant held by Viventures FCPR, both of which are venture funds of which Mr. Grossmann is a partner. Mr. Grossmann disclaims beneficial ownership of such shares.

(4)	Includes (i) 78 shares held by PLS Ventures, (ii) 942,084 shares held by InnovaFrance FCPI, (iii) 554,647 shares held by InnovaFrance 99 FCPI, (iv) 489,348 shares held by Avenir Finance Partners, (v) 75,000 shares issuable pursuant to a currently exercisable warrant held by InnovaFrance 99 FCPI and (vi) 75,000 shares issuable pursuant to a currently exercisable warrant held by Avenir Finance Partners. Of the total amount shown, 1,421,731 shares are not currently outstanding but may be acquired upon exercise of currently exercisable rights under a Put and Call Agreement (the “Put and Call”) among the Company and certain shareholders and option holders of Net4Music S.A. Mr. Revenu is the managing partner of PLS Ventures and is affiliated with InnovaFrance and Avenir Finance Partners. Mr. Revenu disclaims beneficial ownership in the shares held by PLS Ventures, InnovaFrance and Avenir Finance Partners.

(5)	Includes (i) 1,358,540 shares held by J.M. Hixon Partners, LLC (“Hixon Partners”), (ii) 5,000 shares issuable pursuant to a currently exercisable option held by Hixon Partners, (iii) 65,834 shares held by Gideon Hixon Ventures (“Hixon Ventures”) and (iv) 378,788 shares issuable pursuant to a currently exercisable warrant held by J.M. Hixon Partners, LLC. Mr. Whitney, as the managing member of Hixon Partners, has sole voting and dispositive power over the shares held by Hixon Partners, and has shared voting and dispositive powers over the shares held by Hixon Ventures.

(6)	Includes (i) 5,000 shares issuable pursuant to a currently exercisable option and (ii) 378,788 shares issuable pursuant to a currently exercisable warrant.

(7)	Includes 757,575 shares issuable pursuant to a currently exercisable warrant.

MANAGEMENT SHAREHOLDINGS

     The following table sets forth the number of shares of Common Stock beneficially owned as of March 25, 2002, by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Name of Beneficial	Number of Shares		Percent
Owner or Identity of Group	Beneficially Owned		of Class(1)

Benoist Grossmann	3,288,419	(2)	15.2%
Patrick Revenu	2,136,157	(3)	9.9%
Benson K. Whitney	1,825,662	(4)	8.4%
François J. Duliège	732,712	(5)	3.4%
Martin Velasco	548,797	(6)	2.5%
John W. Paulson	501,275	(7)	2.3%
Philippe Aubert	406,948	(8)	1.9%
Philip Sean Lafleur	400,021	(9)	1.8%
Barbara S. Remley	79,083	(10)	*
Timothy P. Bajarin	23,861	(11)	*
All current officers and directors as a group (10 persons)	9,942,935	(12)	45.9%

*	Less than 1%

(1)	See footnote (1) to preceding table.

(2)	See footnote (3) to preceding table.

(3)	See footnote (4) to preceding table.

(4)	See footnote (5) to preceding table.

(5)	Includes 23,000 shares issuable pursuant to a currently exercisable warrant. 686,712 shares are not outstanding but may be acquired upon exercise of currently exercisable rights under the Put and Call.

(6)	Includes (i) 31,200 shares which may be purchased upon exercise of options that are exercisable as of March 25, 2002 or within 60 days of such date, (ii) 31,287 shares held by Genevest Consulting S.A., of which Mr. Velasco is a director, (iii) 410,552 shares held by International Sequoia Investments Ltd., of which he is a shareholder and (iv) 75,758 shares issuable pursuant to a currently exercisable warrant held by International Sequoia Investments Ltd. Mr. Velasco disclaims beneficial ownership in the shares held by Genevest Consulting S.A. and International Sequoia Investments Ltd.

(7)	Includes 200,775 shares which may be purchased upon exercise of options that are exercisable as of March 25, 2002 or within 60 days of such date.

(8)	Includes 367,554 shares held by FCPR Robertsau Investissement and 39,394 shares issuable pursuant to a currently exercisable warrant held by FCPR Robertsau Investissement. Mr. Aubert is Chief Executive Officer of Robertsau Gestion, which manages FCPR Robertsau Investissement.

(9)	Includes 324,021 shares which may be purchased upon exercise of options that are exercisable as of March 25, 2002 or within 60 days of such date.

(10)	Includes 61,583 shares which may be purchased upon exercise of options that are exercisable as of March 25, 2002 or within 60 days of such date.

(11)	Includes 23,861 shares which may be purchased upon exercise of options that are exercisable as of March 25, 2002 or within 60 days of such date.

(12)	Includes 1,540,653 shares which may be purchased upon exercise of options and warrants that are exercisable as of March 25, 2002 or within 60 days of such date and 2,108,443 shares that may be acquired upon exercise of currently exercisable rights under the Put and Call.

ELECTION OF DIRECTORS
(Proposals #1 and #2)

General Information

     The Bylaws of the Company provide that the number of directors, which shall not be less than one, shall be determined by the Board of Directors or by the shareholders. The Board of Directors recommends that the number of directors be set at nine and that nine directors be elected at the Annual Meeting. All of the nominees are current members of the Board of Directors. Under applicable Minnesota law, approval of the proposal to set the number of directors at nine, as well as the election of each nominee, requires the affirmative vote of the holders of the greater of (A) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter or (B) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

     In the absence of other instructions, each proxy will be voted for each of the nominees listed below. If elected, each nominee will serve until the next annual meeting of shareholders and until his successor shall be elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     The names and ages of all of the director nominees and the positions held by each with the Company are as follows:

Name	Age	Position
Philip Sean Lafleur	38	Chief Executive Officer and Chairman of the Board
John W. Paulson	54	President and Director
Philippe Aubert	42	Director
Timothy Bajarin	52	Director
François Duliège	45	Director
Benoist Grossmann (1)	42	Director
Patrick Revenu	57	Director
Martin Velasco (2)	48	Director
Benson K. Whitney (1)(2)	45	Director

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

     Philip Sean Lafleur joined Net4Music in November 2000 as Chief Operating Officer and a director. He became Chief Executive Officer in January 2001 and Chairman of the Board in October 2001. Prior to joining Net4Music, Mr. Lafleur held the position of Vice President for European Internet Operations for Trader.com. In 1990 Mr. Lafleur joined Bertelsmann, where for nine years he held a variety of positions including Deputy Marketing Manager France Loisirs (Paris), President of Québec Loisirs (Montreal), and Executive Director of Music and Multimedia Operations and Foreign Subsidiaries for France Loisirs. In this last position, Mr. Lafleur acted as Chairman of the Music Expert Committee for Bertelsmann’s European book and music clubs. Mr. Lafleur holds a BS honors degree in Physics from U.B.C. Vancouver, Canada. After beginning his career as a Business Analyst for McKinsey & Co. in Toronto, Mr. Lafleur went on to obtain an Honors MBA from INSEAD (Fontainebleau).

     John W. Paulson has been President of the Company since October 2001 and a director since December 1990. He was President of the Company’s Coda Division from October 2000 to October 2001 and Chief Executive Officer and Chairman of the Board of Directors of the Company from December 1990 to October 2000. From 1982 to 1990, Mr. Paulson was Chairman of Springboard Software, Inc., a publicly held company he founded to develop and market educational and consumer software products. Springboard was subsequently purchased by Spinnaker Software Corp. Prior to founding Springboard, Mr. Paulson was a public school music teacher for nine years during which time he taught band, keyboard and electronic music classes. He has a Master of Arts in Music Education from the Eastman School of Music, is a published composer, and has performed as a professional musician for over ten years. Mr. Paulson has served on the Board of Directors of the National Association of Music Merchants and the St. Paul Chamber Orchestra.

     Philippe H. Aubert has been director of the Company since October 2001. Since September 1999, Mr. Aubert has been Chief Executive Officer of Robertsau Gestion, a private equity fund. From January 1997 to August 1999, Mr. Aubert was Director Associate of Siparex Group, a private equity investment group.

     Timothy P. Bajarin has been director of the Company since April 2000. He is a well-known computer industry consultant and President of Creative Strategies Inc. Mr. Bajarin has been with Creative Strategies since 1981 and has consulted to most of the leading hardware and software vendors in the industry including IBM, Apple, Xerox, Compaq, Dell, AT&T, Microsoft, Polaroid, Lotus, Epson, Toshiba and numerous others. His articles and/or analyses have appeared in most of the leading business and trade publications and he has appeared on national television programs as a business analyst commenting on the computer industry on all of the major television networks and is a frequent guest on PBS’ “The Computer Chronicles”. Mr. Bajarin has been a columnist for many U.S. and international computer industry publications such as PC Week, Computer Reseller News, Asia Computer Weekly, Personal Computer World, Mobile Computing & Communications and ABCNews.com.

     François J. Duliège has been a director of the Company since October 1990. He joined Net4Music S.A. in March 1999, and served as Chairman of the Board of the company from November 2000 to October 2001. Prior to joining Net4Music, Mr. Duliège held several international positions with information technology companies. After 12 years at Computervision, where his last assignment was Worldwide Vice President for the PC Business Unit, he became Vice President and General Manager of Europe, Middle East and Africa for UB Networks. He then joined Nat Systems as President of Worldwide Operations. Mr. Duliège graduated from Institut National de Sciences Appliquées and holds an MBA from Centre d’Etude Superieur de Management.

     Benoist Grossmann has been a director of the Company since October 2000, and previously served as a director of Net4Music S.A. He is currently a partner in Viventures, the private equity capital fund of the French group Vivendi. Mr. Grossmann began his career at EDF, the National French Electric Company, where he conducted research on new laser sources. He then spent six years at NASA as project manager of a space-borne laser system. After his return to France, Mr. Grossmann worked three years for Thomson-CSF in the Optronics Division. In 1993, he joined the Financière de Brienne (risk capital group in Paris) where he managed several early-stage information technology investments in France and in the United States. Mr. Grossmann received his Ph.D. in Physics from the University of Paris VI and his MBA from the Institut d’Etude Politique in Paris.

     Patrick Revenu has been a director of the Company since October 2000, and previously served as a director of Net4Music S.A. He is currently the managing partner in PLS Venture Capital Partners, a private equity capital fund based in Paris and Lyon, and affiliated with Avenir Finance Partners, InnovaFrance and InnovaFrance 99, private funds managed by PLS. The first ten years of his career were devoted to research, development and management relating to new technologies and processing. Mr. Revenu then spent four years, from 1977 to 1981, in the Pechiney group focusing on research and production, and three years as director of robotic processing in ASEA. Thereafter, from 1984 to 1987, he was technical director at ISOROY. Over the next five years, Mr. Revenu served as director in several French and other European firms. He founded InnovaFrance in 1997. He is a civil engineer and graduated from the Center of Improvement in Business.

     Martin Velasco has been director of the Company since October 2000, and previously served as a director of Net4Music S.A. He is an international entrepreneur with extensive experience in the electronic communications industry combining the experience of large international companies with high-tech start-ups. Mr. Velasco is the Founder and Chairman of Infantia, a foundation helping children in the developing world with education and health projects. He was previously a board member of several start-ups in Europe, the United States and Asia Pacific region; several venture and investment funds; and trans-atlantic business organizations. Mr. Velasco was previously the co-leader of the McKinsey worldwide telecommunication group. He holds an engineering degree in electronics and a postgraduate degree in computer science from the Ecole Polytechnique Fédérale de Lausanne in Lausanne and an MBA from Institut Européen d’Administration des Affaires.

     Benson K. Whitney has been a director of the Company since May 1997. Mr. Whitney is the managing general partner of the Gideon Hixon Fund, a private venture capital partnership. He also serves as Vice President and Chief Executive Officer of Whitney Management Co., a family management company. In these positions he has been involved in numerous early stage investments and serves on several boards of directors. He formerly practiced law with Popham, Haik, Schnobrich & Kaufman, specializing in regulated industries such as medical services companies and cable television. Mr. Whitney is currently employed as campaign manager of the Norm Coleman campaign for US Senate.

Other Information

     Pursuant to an Investor Rights Agreement among the Company, J.M. Hixon Partners, LLC (“Hixon”), and certain shareholders of the Company entered into at the time of Hixon’s investment in the Company, Hixon has the right, so long as it owns or controls 4% or more of the Company’s Common Stock, to designate an individual to serve on the Company’s Board of Directors, and the shareholders who are parties to the Agreement have agreed to vote shares of Common Stock owned or controlled by them for such director designee. Mr. Whitney is currently serving as the director designee under that Agreement. There are no other arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company’s directors.

Committee and Board Meetings

     The Company’s Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee is responsible for reviewing the Company’s internal control procedures, the quarterly and annual financial statements of the Company, and reviewing with the Company’s independent public accountants the results of the annual audit. The Audit Committee met two times during fiscal 2001. The Compensation Committee recommends to the Board of Directors from time to time the salaries and incentive compensation to be paid to executive officers of the Company and administers the Company’s stock option plan. The Compensation Committee met five times during fiscal 2001. Members of both of such Committees meet informally from time to time throughout the year on Committee matters.

     The Directors and Committee members often communicate informally to discuss the affairs of the Company and, when appropriate, take formal Board and Committee action by unanimous written consent of all Directors or Committee members, in accordance with Minnesota law, rather than hold formal meetings. During fiscal 2001, the Board of Directors held six formal meetings. Each incumbent director attended 100% of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member with the exception of Timothy Bajarin and Martin Velasco, each of whom attended 67% of the total number of meetings.

Directors’ Fees

     Directors are not currently paid fees for attending Board or Committee meetings. Under the Company’s 1992 Stock Option Plan each nonemployee director (excluding those directors who have waived their rights under such provision) receives a nonqualified option to purchase 5,000 shares of the Company’s Common Stock upon his or her initial election as a director and a nonqualified option to purchase 1,500 shares of Common Stock upon each re-election thereafter.

AUDIT COMMITTEE REPORT

     The Board of Directors maintains an Audit Committee comprised of two of the Company’s outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, Rule 4310(c)(26)(B)(iii), including the requirement that audit committee members all be “independent directors” as that term is defined by NASD Rule 4200(a)(15).

     In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A to the proxy statement for the Company’s 2001 annual meeting), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

(3)	reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:
Benson K. Whitney (Chair)
Benoist Grossmann

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

     Under the terms of an Investor Rights Agreement entered into with J.M. Hixon Partners, LLC in connection with its participation in the Company’s 1997 private placement, the Company has granted to J.M. Hixon Partners, LLC a right to purchase its pro rata share of any new issuances of securities by the Company, excluding shares issued upon exercise of currently outstanding warrants, pursuant to employee stock plans, pursuant to a registered public offering or in connection with an acquisition. The Investor Rights Agreement also gives J.M. Hixon Partners the right to designate an individual to serve on the Company’s Board of Directors (see “Election of Directors—Other Information”).

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid during each of the Company’s last three fiscal years to persons serving as Chief Executive Officer during fiscal 2001 and to each other executive officer of the Company (the “Named Executive Officers”) who received total salary and bonus compensation in excess of $100,000 for 2001.

		Summary Compensation Table

				Long-term
	Annual Compensation			Compensation

				Securities	All Other
Name and Principal		Salary	Bonus	Underlying Options	Compensation
Position	Year	($)	($)	(# of shares)	($)

Philip Sean Lafleur,	2001	$130,167	$70,963	250,000	$0
Chief Executive Officer(1)	2000	9,740	0	585,000	0
John W. Paulson,	2001	$163,280	$48,984	60,000	$0
President	2000	155,505	57,535	90,000	0
	1999	148,100	22,215	100,000	55,201
Barbara S. Remley,	2001	$117,563	$26,452	25,000	$0
Chief Financial Officer	2000	105,000	31,000	0	0
	1999	100,000	18,000	25,000	0
Mark E. Dunn,	2001	$133,865	$32,128	30,000	$0
Chief Technology Officer	2000	127,490	36,000	40,000	0
	1999	115,900	20,862	30,000	20,007
Jeffrey K. McGuire,	2001	$90,673	$32,383	35,000	$23,884	(3)
Vice President Marketing and Sales (2)

(1)	Mr. Lafleur began employment with the Company in fiscal 2000.

(2)	Mr. McGuire began employment with the Company in fiscal 2001.

(3)	Moving expense.

Employment Agreements

     In September 2000, the Company, through its subsidiary Net4Music S.A., entered into an employment agreement with Mr. Sean Lafleur which will continue in effect unless otherwise terminated as provided in the agreement. Pursuant to the current terms of the agreement, which are subject to annual review, he will be paid an annual base salary of not less than 185,117 Euros and may be eligible for a bonus of up to 74,047 Euros upon meeting certain goals and objectives as determined by the Board of Directors. The agreement may be terminated by either party; however, in the event the agreement is terminated by the company without cause, Mr. Lafleur will be paid an amount equal to six months of his base salary and target bonus as in effect at the time of termination.

     On October 19, 2000, the Company entered into a one-year employment agreement with John W. Paulson which will automatically extend for additional one-year periods unless otherwise terminated as provided in the agreement. Pursuant to the agreement he will be paid an initial base salary of $155,500 per year and may be eligible for bonuses as determined by the Board of Directors. The agreement may be terminated by either party upon written notice to the other party. In the event the agreement is terminated by the Company without cause, Mr. Paulson will be paid an amount equal to his base salary as in effect at the time of termination.

Option/SAR Grants During 2001 Fiscal Year

     The following table sets forth information regarding stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2001. The Company has not granted stock appreciation rights.

	Number of
	Securities		% of Total
	Underlying		Options/SARs
	Options/SARs		Granted to	Exercise or
	Granted		Employees in	Base Price	Expiration
Name	(#)		Fiscal Year	($/Sh)	Date

Philip Sean Lafleur	250,000	(1)	35.9%	$1.02	06/27/09
John W. Paulson	60,000	(1)	8.6%	$1.02	06/27/09
Barbara S. Remley	25,000	(2)	3.6%	$1.02	06/27/08
Mark E. Dunn	30,000	(2)	4.3%	$1.02	06/27/08
Jeffrey K. McGuire	35,000	(3)	5.0%	$1.00	04/01/08

(1)	Such option vests over eight years commencing June 30, 2001.

(2)	Such option vests over five years commencing June 30, 2001.

(3)	Such option vests over five years commencing April 30, 2001.

Aggregated Option/SAR Exercises During 2001 Fiscal Year
and Fiscal Year End Option/SAR Values

     The following table provides information related to the exercise of stock options during fiscal 2001 by the Named Executive Officers and the number and value of options held at fiscal year end by such persons:

			Number of Unexercised
			Securities Underlying		Value of Unexercised In-the-
			Options at 12/31/01		Money Options at 12/31/01(1)

	Shares
	Acquired	Value
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Philip Sean Lafleur	0	N/A	188,854	646,146	$0	$0
John W. Paulson	0	N/A	185,008	139,992	$0	$0
Barbara S. Remley	0	N/A	48,750	46,250	$0	$0
Mark E. Dunn	0	N/A	81,583	55,917	$0	$0
Jeffrey K. McGuire	0	N/A	5,250	29,750	$0	$0

(1)	Value of exercisable/unexercisable in-the-money options is equal to the difference between the market price of the Common Stock at fiscal year end and the option exercise price per share multiplied by the number of shares subject to options. The closing sale price as of December 31, 2001 on the Nasdaq Stock Market was $.54.

AMENDMENT OF ARTICLES OF INCORPORATION

(Proposal # 3)

     At the Annual Meeting, shareholders will be asked to approve an amendment to the Company’s Articles of Incorporation to change the name of the Company from “Net4Music Inc.” to “MakeMusic! Inc.” The Board of Directors believes that the name “MakeMusic!” better describes the Company’s scope and focus, which is primarily on serving active music makers by providing products and services based on the Company’s industry-leading music technologies. Accordingly, the Board of Directors has adopted and recommends for shareholder approval an amendment to the Articles of Incorporation of the Company which would change the name of the Company to “MakeMusic! Inc.”

Vote Required; Recommendation

     Adoption of the amendment to the Company’s Articles of Incorporation to change the Company’s name requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter of (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than 10 percent of the Company’s Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders (“Insiders”) are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company’s knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2001 all Section 16(a) filing requirements applicable to Insiders were complied with except that Phillip Aubert was late filing a Form 3 and Sean Lafleur, Barbara Remley, Benson Whitney, Benoist Grossmann, Martin Velasco, Francois Duliège and Patrick Revenu were each late filing one form to report the acquisition of securities in the Company’s private placement.

INDEPENDENT PUBLIC ACCOUNTANT

     Ernst & Young LLP has acted as the Company’s independent auditors for the fiscal year ended December 31, 2001, and has been selected to act as the Company’s auditors for fiscal 2002. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting of Shareholders. Such representative will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

     Audit Fees. The aggregate fees billed by Ernst & Young for professional services rendered in connection with the audit of the Company’s annual financial statements for fiscal 2001 and reviews of the financial statements included in the Company’s forms 10-QSB for fiscal 2001 were $103,950.

     Financial Information Systems Design and Implementation Fees. Ernst & Young did not bill any fees for financial information systems design and implementation services rendered to the Company during fiscal 2001.

     All Other Fees. The aggregate fees billed by Ernst & Young for all other non-audit services rendered to the Company during fiscal 2001, including fees for tax-related service, were $31,050. Other audit related services rendered to the Company during fiscal 2001, including fees for registration statements and correspondence with the Securities and Exchange Commission were $52,075.

     The Company’s Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Ernst & Young’s independence and has determined that such services have not adversely affected Ernst & Young’s independence.

OTHER BUSINESS

     Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2002 annual meeting of shareholders must be received by the Company by December 2, 2002, to be considered for inclusion in the Company’s proxy statement and related proxy for the 2002 annual meeting.

     Also, if a shareholder proposal intended to be presented at the 2002 annual meeting but not included in the Company’s proxy statement and proxy is received by the Company after February 17, 2003, then management named in the Company’s proxy form for the 2002 annual meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company’s proxy materials.

FORM 10-KSB

     A COPY OF THE COMPANY’S FORM 10-KSB ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. NO PORTION OF SUCH REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). ANY SUCH REQUESTS SHOULD INCLUDE A REPRESENTATION THAT THE SHAREHOLDER WAS THE BENEFICIAL OWNER OF SHARES OF NET4MUSIC COMMON STOCK ON MARCH 25, 2002, THE RECORD DATE FOR THE 2002 ANNUAL MEETING, AND SHOULD BE DIRECTED TO MS. BARBARA S. REMLEY, CHIEF FINANCIAL OFFICER, AT THE COMPANY’S PRINCIPAL ADDRESS.

BY ORDER OF THE BOARD OF DIRECTORS

Philip Sean Lafleur Chief Executive Officer and Chairman of the Board

Dated: April 12, 2002
Eden Prairie, Minnesota

Net4Music Inc.
6210 Bury Drive
Eden Prairie, MN 55346-1718
USA

This proxy is solicited by the Board of Directors for use at the Annual Meeting on Tuesday, May 21, 2002, at 3:30 p.m. (Minneapolis time), at the 50th floor, IDS Center, 80 South 8th Street, Minneapolis, Minnesota.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 3.

By signing the proxy, you revoke all prior proxies and appoint Philip Sean Lafleur and Barbara S. Remley, and each of them, with full power of substitution, to vote your shares on the matters shown below and any other matters which may come before the Annual Meeting and all adjournments.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

\/ DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED \/

Net4Music Inc. 2002 ANNUAL MEETING
The Board of Directors Recommends a Vote FOR 1, 2 and 3.

1.	Set the number of directors at nine (9):						FOR	AGAINST	ABSTAIN

2.	ELECTION OF DIRECTORS:
	01 02 03	Philippe Aubert Timothy P. Bajarin Francois J. Duliège	04 05 06	Benoist Grossmann Philip Sean Lafleur John W. Paulson	07 08 09	Patrick Revenu Martin Velasco Benson K. Whitney	FOR all nominees listed to the left (except as specified below)		WITHHOLD AUTHORITY to vote for all nominees listed to the left.

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

3.	Amend the Company’s Articles of Incorporation to change the Company’s name to “MakeMusic! Inc.”	FOR	AGAINST	ABSTAIN

In their discretion, the appointed proxies are authorized to vote upon such other business as may properly come before the meeting.

Check appropriate box Indicate changes below: Address Change?	Name Change?	Date_______________	NO. OF SHARES

Signature(s) in Box
Please sign exactly as your name appears on this Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.